UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011
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ECOSPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997
(Address of Principal Executive Office) (Zip Code)

(772) 287-4846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.

At the Annual Meeting of Shareholders held on December 15, 2011, Ecosphere Technologies, Inc. (the “Company”) made a presentation which included certain non-public information.  A copy of this presentation is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The presentation includes 2011 and 2012 forecasts of certain financial information on a consolidated basis except for the disclosure of operating cash flow which is after the allocation of cash flow to the minority partners in Ecosphere Energy Services, LLC.  The information contained in the presentation and under this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability provisions of that section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99.1  Annual Meeting Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ Charles Vinick
Charles Vinick
Chief Executive Officer

Date:  December 15, 2011

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